Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$(0.50)	$0.38	$0.53	$0.75	$1.29	$1.29	$(1.64)	$(0.81)
Notable items impact on earnings per share(a)	(1.04)	0.04	0.08	0.26	0.78	0.25	(1.86)	(0.86)
Adjusted diluted net earnings per share(a)	$0.54	$0.34	$0.45	$0.49	$0.51	$1.04	$0.22	$0.05
Diluted weighted average # of shares outstanding	321.2	319.4	318.5	318.2	319.0	319.4	317.4	317.5

Total Net Sales	$2,817	$2,811	$2,816	$2,621	$3,005	$3,452	$2,974	$2,998
Cost of goods sold	2,423	2,395	2,514	2,133	2,487	2,900	2,631	2,762
Gross Margin	$394	$416	$302	$488	$518	$552	$343	$236
SG&A	128	149	113	123	167	126	119	136
Other operating (income) expense	33	153	89	27	107	87	324	472
Operating earnings	$233	$115	$100	$338	$244	$339	$(100)	$(372)
Interest expense, net	(46)	(42)	(47)	(41)	(53)	(46)	(48)	(55)
Consolidated foreign currency gain/(loss)	(268)	101	(419)	133	169	(1)	(30)	38
Earnings from consolidated companies before income taxes	(74)	174	191	313	564	599	(263)	(286)
Provision for (benefit from) income taxes	99	48	34	63	146	175	256	(31)
Earnings (loss) from consolidated companies	$(173)	$126	$157	$250	$418	$424	$(519)	$(255)
Equity in net earnings (loss) of nonconsolidated companies	22	5	9	—	2	—	—	—
Less: Net earnings (loss) attributable to noncontrolling interests	11	9	(3)	12	9	13	—	3
Net earnings (loss) attributable to Mosaic	$(162)	$122	$169	$238	$411	$411	$(519)	$(258)
After tax Notable items included in earnings	$(334)	$15	$25	$82	$249	$100	$(590)	$(273)

Gross Margin Rate	14%	15%	11%	19%	17%	16%	12%	8%

Effective Tax Rate (including discrete tax)	(133)%	28%	18%	20%	26%	29%	(97)%	11%
Discrete Tax benefit (expense)	$(120)	$4	$(11)	$26	$(1)	$(2)	$(212)	$(27)

Depreciation, Depletion and Amortization	$264	$238	$283	$243	$262	$277	$268	$317
Accretion Expense	$28	$26	$31	$32	$33	$33	$32	$35
Share-Based Compensation Expense	$12	$5	$7	$10	$7	$7	$6	$10
Notable Items	$319	$(28)	$32	$(83)	$(347)	$(143)	$414	$288
Adjusted EBITDA(b)	$584	$448	$594	$544	$566	$806	$505	$416

Net cash provided by (used in) operating activities	$847	$313	$219	$43	$610	$229	$(56)	$104
Cash paid for interest (net of amount capitalized)	77	20	72	12	82	20	78	17
Cash paid for income taxes (net of refunds)	74	111	53	76	75	89	81	64
Net cash used in investing activities	$(349)	$(248)	$(277)	$(341)	$(319)	$(363)	$(287)	$(369)
Capital expenditures	(334)	(241)	(294)	(341)	(305)	(364)	(350)	(357)
Net cash (used in) provided by financing activities	$(489)	$(138)	$37	$272	$(285)	$4	$461	$263
Cash dividends paid	(68)	(67)	(67)	(71)	(70)	(70)	(70)	(71)
Effect of exchange rate changes on cash	$(6)	$55	$(7)	$—	$18	$6	$3	$2

Net change in cash and cash equivalents	$3	$(18)	$(27)	$(26)	$24	$(125)	$121	$—

Short-term debt	$882	$752	$847	$1,234	$1,041	$1,154	$760	$1,202
Long-term debt (including current portion)	3,319	3,313	3,378	3,363	3,370	3,415	4,294	4,321
Cash & cash equivalents	322	302	273	259	286	153	277	282
Net debt	$3,879	$3,763	$3,952	$4,338	$4,125	$4,416	$4,777	$5,241

Segment Contributions (in millions)
Phosphate	$1,180	$1,005	$1,165	$1,099	$1,173	$1,290	$1,015	$1,426
Potash	663	526	557	570	710	695	686	667
Mosaic Fertilizantes	1,049	1,399	1,088	934	1,175	1,592	1,146	937
Corporate and Other(c)	(75)	(119)	6	18	(53)	(125)	127	(32)
Total net sales	$2,817	$2,811	$2,816	$2,621	$3,005	$3,452	$2,974	$2,998

Phosphate	$133	$8	$44	$139	$(8)	$102	$(98)	$(48)
Potash	174	109	123	157	194	229	58	177
Mosaic Fertilizantes	61	56	79	98	109	96	(26)	(422)
Corporate and Other(c)	(135)	(58)	(146)	(56)	(51)	(88)	(34)	(79)
Consolidated operating earnings	$233	$115	$100	$338	$244	$339	$(100)	$(372)

Phosphate(d)	1,696	1,475	1,622	1,498	1,546	1,571	1,330	1,936
Potash(d)	2,346	1,996	2,239	2,113	2,343	2,279	2,233	2,159
Mosaic Fertilizantes	2,196	2,879	2,240	1,847	2,232	2,803	2,075	1,618
Corporate and Other	316	297	432	361	301	232	540	379
Total finished product tonnes sold ('000 tonnes)	6,554	6,647	6,533	5,819	6,422	6,885	6,178	6,092
Sales of Performance Products ('000 tonnes)(e)	839	1,001	1,135	681	900	996	520	501

The Mosaic Company - Phosphate Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods				$946	$1,028	$1,118	$872	$1,264
Net Sales - Other revenue				153	145	172	143	162
Net Sales	$1,180	$1,005	$1,165	$1,099	$1,173	$1,290	$1,015	$1,426
Cost of Goods Sold	1,026	863	1,027	932	1,070	1,146	992	1,423
Gross Margin	$154	$142	$138	$167	$103	$144	$23	$3
Notable Items Included in Gross Margin	(15)	—	(53)	—	—	(14)	—	—
Adjusted Gross Margin(b)	$169	$142	$191	$167	$103	$158	$23	$3

SG&A	10	12	10	12	13	10	11	13
Other operating (income) expense	11	123	84	16	98	32	110	38

Operating Earnings	$133	$8	$44	$139	$(8)	$102	$(98)	$(48)
Plus: Depreciation, Depletion and Amortization	128	118	143	113	129	129	130	151
Plus: Accretion Expense	20	20	25	25	26	26	25	26
Plus: Foreign Exchange Gain (Loss)	2	(5)	(4)	(3)	(7)	10	(3)	(1)
Plus: Other Income (Expense)	(2)	1	517	—	(8)	(4)	5	(9)
Plus: Dividends from equity investments	—	—	—	—	—	—	—	—
Less: Earnings (loss) from Consolidated Noncontrolling Interests	11	8	(4)	8	10	11	—	4
Plus: Notables Items	38	131	(388)	10	95	28	85	—
Adjusted EBITDA(b)	$308	$265	$341	$276	$217	$280	$144	$115

Capital expenditures	$177	$127	$160	$236	$185	$221	$207	$222
Gross Margin $ / tonne of finished product	$91	$96	$85	$111	$67	$92	$17	$2
Adjusted Gross Margin $ / tonne of finished product	$100	$96	$118	$111	$67	$101	$17	$2
Gross margin as a percent of sales	13%	14%	12%	15%	9%	11%	2%	—%

Freight included in finished goods COGS	$104	$79	$83	$84	$93	$97	$85	$115
Idle/Turnaround costs (excluding notable items)	$36	$7	$24	$44	$84	$42	$67	$50

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	828	656	749	846	711	760	618	1,116
Performance & other products(f)	794	750	814	587	773	750	640	720
Other products(i)	74	69	59	65	62	61	72	100
Total Finished Product(d)	1,696	1,475	1,622	1,498	1,546	1,571	1,330	1,936

DAP selling price (fob plant)(q)	$575	$569	$593	$623	$668	$714	$686	$668
Average finished product selling price(g)	$578	$579	$606	$632	$665	$712	$656	$653

Production Volumes ('000 tonnes)
Total tonnes produced(h)	1,675	1,625	1,413	1,423	1,505	1,678	1,666	1,641
Operating Rate	68%	66%	58%	58%	61%	68%	67%	66%

Raw Materials
Ammonia used in production (tonnes)	$243	$238	$228	$214	$226	$255	$251	$263
Sulfur used in production	$778	$739	$694	$661	$732	$772	$799	$762

Realized costs ($/tonne)
Ammonia (tonne)(j)	$424	$482	$435	$416	$445	$455	$550	$626
Sulfur (long ton)(k)	$138	$126	$127	$157	$209	$272	$306	$379
Blended rock	$86	$87	$87	$77	$74	$80	$84	$86

Phosphate cash conversion costs, production / tonne(r)	$100	$101	$118	$134	$126	$131	$112	$124
Cash costs of U.S. mined rock/production tonne(s)	$54	$56	$52	$54	$51	$62	$58	$63

ARO cash spending (in millions)	$59	$54	$72	$70	$79	$60	$66	$51

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods				$495	$641	$633	$614	$598
Net Sales - Other revenue				75	69	62	72	69
Net Sales	$663	$526	$557	$570	$710	$695	$686	$667
Cost of Goods Sold	477	404	434	402	501	459	430	476
Gross Margin	$186	$122	$123	$168	$209	$236	$256	$191
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$186	$122	$123	$168	$209	$236	$256	$191

SG&A	7	7	8	8	8	6	8	9
Other operating (income) expense	5	6	(8)	3	7	1	190	5

Operating Earnings	$174	$109	$123	$157	$194	$229	$58	$177
Plus: Depreciation, Depletion and Amortization	94	69	93	81	79	93	83	90
Plus: Accretion Expense	3	2	2	3	3	3	3	4
Plus: Foreign Exchange Gain (Loss)	(12)	48	(185)	13	82	(56)	46	(56)
Plus: Other Income (Expense)	—	—	1	(1)	1	3	1	3
Plus: Notable Items	12	(48)	178	(13)	(81)	57	145	57
Adjusted EBITDA(b)	$271	$180	$212	$240	$278	$329	$336	$275

Capital expenditures	$75	$61	$65	$45	$73	$72	$53	$49
Gross Margin $ / tonne of finished product	$79	$61	$55	$80	$89	$104	$115	$88
Adjusted Gross Margin $ / tonne of finished product	$79	$61	$55	$80	$89	$104	$115	$88
Gross margin as a percent of sales	28%	23%	22%	29%	29%	34%	37%	29%

Supplemental Cost Information
Canadian resource taxes	$67	$45	$56	$47	$62	$87	$77	$67
Royalties	$10	$9	$10	$9	$10	$12	$11	$12
Freight expense(l)	$94	$87	$60	$74	$74	$66	$73	$76
Idle/Turnaround costs (excluding notable items)	$18	$23	$6	$1	$34	$16	$8	$5

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	2,113	1,775	2,064	1,947	2,122	2,110	2,083	1,971
Performance & other products(m)	225	211	168	159	214	162	143	181
Other products(i)	8	10	7	7	7	7	7	7
Total Finished Product(d)	2,346	1,996	2,239	2,113	2,343	2,279	2,233	2,159

Crop Nutrients North America	970	647	779	863	752	649	679	712
Crop Nutrients International	1,260	1,255	1,341	1,126	1,439	1,497	1,412	1,280
Non-Agricultural	116	94	119	124	152	133	142	167
Total Finished Product(d)	2,346	1,996	2,239	2,113	2,343	2,279	2,233	2,159

MOP selling price (fob mine)(o)	$224	$215	$199	$223	$261	$271	$264	$265
Average finished product selling price(g)	$240	$233	$214	$234	$274	$278	$275	$277

Production Volumes ('000 tonnes)
Production Volume	2,224	1,904	2,332	2,256	2,094	2,258	2,189	2,209
Operating Rate	78%	66%	81%	78%	73%	79%	76%	77%

MOP cash costs of production including brine / production tonne(n)	$64	$74	$73	$78	$75	$71	$77	$84
ARO cash spending (in millions)	$2	$2	$3	$1	$3	$2	$4	$1

Average CAD / USD	$1.368	$1.364	$1.399	$1.434	$1.384	$1.377	$1.394	$1.372

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales - Finished Goods				$834	$1,059	$1,452	$1,024	$852
Net Sales - Other revenue				100	116	140	122	85
Net Sales	$1,049	$1,399	$1,088	$934	$1,175	$1,592	$1,146	$937
Cost of Goods Sold	947	1,271	986	807	1,013	1,410	1,125	902
Gross Margin	$102	$128	$102	$127	$162	$182	$21	$35
Notable Items Included in Gross Margin	4	6	9	—	—	(7)	—	(26)
Adjusted Gross Margin(b)	$98	$122	$93	$127	$162	$189	$21	$61

SG&A	27	62	16	23	61	32	32	36
Other operating (income) expense	14	10	7	6	(8)	54	15	421

Operating Earnings	$61	$56	$79	$98	$109	$96	$(26)	$(422)
Plus: Depreciation, Depletion and Amortization	40	39	40	38	44	46	46	66
Plus: Accretion Expense	5	4	4	4	4	4	4	5
Plus: Foreign Exchange Gain (Loss)	(144)	17	(84)	41	(17)	(19)	(57)	30
Plus: Other Income (Expense)	(2)	(2)	(2)	(1)	(1)	(1)	(2)	(2)
Less: Earnings from Consolidated Noncontrolling Interests	(1)	—	1	1	(1)	1	1	—
Plus: Notable Items	135	(31)	46	(57)	19	116	81	402
Adjusted EBITDA(b)	$96	$83	$82	$122	$159	$241	$45	$79

Capital expenditures	$46	$51	$64	$59	$46	$70	$85	$86
Gross Margin $ / tonne of finished product	$46	$44	$46	$69	$73	$65	$10	$22
Adjusted Gross Margin $ / tonne of finished product	$45	$42	$42	$69	$73	$67	$10	$38
Gross margin as a percent of sales	10%	9%	9%	14%	14%	11%	2%	4%
Idle/Turnaround costs (excluding notable items)	$24	$40	$18	$13	$26	$27	$62	$24

Operating Data
Sales volumes ('000 tonnes)
Fertilizer produced in Brazil sold to third parties	473	629	461	331	387	363	289	282
Fertilizer produced in Brazil sold through distribution	489	409	207	358	666	685	290	300
Purchased nutrients for distribution(p)	1,234	1,841	1,572	1,158	1,179	1,755	1,496	1,036
Total Finished Product	2,196	2,879	2,240	1,847	2,232	2,803	2,075	1,618

Sales of Performance Products ('000 tonnes)(e)	215	462	307	93	252	441	253	134

Brazil MAP price (Brazil production delivered price to third party)	$596	$601	$632	$681	$729	$738	$717	$728
Average finished product selling price(g)	$423	$447	$433	$452	$474	$518	$493	$527

Production Volumes ('000 tonnes)
Phosphate tonnes produced	752	779	781	778	843	834	683	656
MOP tonnes produced	79	105	108	97	122	104	27	—

Phosphate operating rate	75%	78%	78%	78%	84%	84%	68%	66%
Potash operating rate	63%	85%	88%	78%	98%	83%	22%	—%

Realized Costs ($/tonne)
Ammonia/tonne	$623	$572	$628	$684	$601	$576	$638	$722
Sulfur (long ton)	$174	$170	$177	$219	$270	$325	$371	$466
Blended rock	$107	$105	$109	$97	$94	$99	$98	$104

Purchases ('000 tonnes)
DAP/MAP from Mosaic	30	43	54	62	21	45	5	38
MicroEssentials® from Mosaic	289	337	195	120	282	270	211	310
Potash from Mosaic/Canpotex	736	682	419	355	507	919	238	542

Phosphate cash conversion costs in USD, production / tonne(r)	$100	$88	$85	$87	$84	$99	$113	$113
Potash cash conversion costs in USD, production / tonne	$208	$175	$151	$187	$178	$240	$286	$—
Mined rock costs in USD, cash produced / tonne	$98	$105	$93	$87	$90	$91	$88	$116
ARO cash spending (in millions)	$5	$6	$5	$1	$1	$1	$1	$1

Average BRL / USD	$5.216	$5.546	$5.842	$5.853	$5.669	$5.445	$5.396	$5.264

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(75)	$(119)	$6	$18	$(53)	$(125)	$127	$(32)
Cost of Goods Sold	(27)	(143)	67	(8)	(97)	(115)	84	(39)
Gross Margin (Loss)	$(48)	$24	$(61)	$26	$44	$(10)	$43	$7
Notable items Included in Gross Margin	(28)	38	(80)	59	51	(27)	2	(2)
Adjusted Gross Margin (Loss)(b)	$(20)	$(14)	$19	$(33)	$(7)	$17	$41	$9

SG&A	84	68	79	80	85	78	68	78
Other operating (income) expense	3	14	6	2	10	—	9	8

Operating Earnings (Loss)	$(135)	$(58)	$(146)	$(56)	$(51)	$(88)	$(34)	$(79)
Plus: Depreciation, Depletion and Amortization	2	12	7	11	10	9	9	10
Plus: Share-Based Compensation Expense	11	5	7	10	7	7	6	10
Plus: Foreign Exchange Gain (Loss)	(114)	40	(145)	82	111	64	(15)	64
Plus: Other Income (Expense)	11	—	39	(116)	213	308	(89)	113
Plus: Earnings (Loss) from equity investments	—	—	—	—	2	—	—	—
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	—	(1)	(1)	2	—	—	—	—
Plus: Notable Items	134	(80)	196	(23)	(380)	(344)	103	(171)
Adjusted EBITDA(b)	$(91)	$(80)	$(41)	$(94)	$(88)	$(44)	$(20)	$(53)

Elimination of profit in inventory included in COGS	$(10)	$(3)	$7	$(49)	$—	$15	$21	$5
Unrealized gain (loss) on derivatives included in COGS	$(29)	$39	$(80)	$59	$51	$27	$2	$(4)

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q1 2026
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$24	$(2)	$0.06
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(2)	—	—
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(15)	1	(0.04)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	112	(8)	0.33
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(2)	—	(0.01)
Environmental reserves	Phosphate	Other operating income (expense)/Noncontrolling Interest	(21)	1	(0.06)
Gain on sale of land	Phosphate	Other operating income (expense)	31	(2)	0.09
Loss on assets held for sale and other assets	Brazil	Loss on assets to be sold/Other operating income (expense)	(302)	59	(0.76)
Restructuring and cost reduction actions	Consolidated	Other operating income (expense)/SG&A	(98)	7	(0.29)
Accelerated depreciation	Brazil	Cost of goods sold	(26)	2	(0.08)
Closed and indefinitely idled facility costs	Brazil	Other operating income (expense)	(24)	2	(0.07)
Discrete Tax	Corporate	(Provision for) benefit from income taxes	—	(10)	(0.03)
Total Notable Items			$(323)	$50	$(0.86)

Q4 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(44)	$6	$(0.12)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	(2)	—
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(14)	7	(0.02)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	(90)	7	(0.25)
ARO Adjustment	Phosphate/Potash	Other operating income (expense)	(64)	20	(0.14)
Environmental Reserve	Phosphate	Other operating income (expense)	(21)	8	(0.04)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	8	(2)	0.01
Net Gain on assets held for sale and transaction fees	Brazil/Corp	Other operating income (expense)/SG&A	100	(40)	0.18
Impairment of goodwill and asset write-offs	Brazil	Impairment of goodwill	(110)	20	(0.28)
Loss on assets held for sale	Potash	Loss (gain) on assets sold and to be sold	(189)	69	(0.38)
Brazil Valuation Adjustment	Brazil	(Provision for) benefit from income taxes	—	(261)	(0.82)
Total Notable Items			$(422)	$(168)	$(1.86)

Q3 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(14)	$3	$(0.04)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(27)	7	(0.06)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(14)	3	(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	308	(80)	0.71
Environmental Reserve	Phosphate	Other operating income (expense)	(18)	5	(0.04)
Loss on assets held for sale and transaction fees	Mosaic Fertilizantes/Corporate	Other operating income (expense)/SG&A	(75)	—	(0.23)
Asset write-off	Mosaic Fertilizantes	Cost of goods sold/Other operating income (expense)	(11)	3	(0.03)
Land reclamation	Phosphate	Cost of goods sold	(14)	4	(0.03)
Total Notable Items			$135	$(55)	$0.25

Q2 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$169	$(45)	$0.39
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	51	(14)	0.11
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	$(14)	$4	$(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	216	(58)	0.50
ARO Adjustment	Phosphate	Other operating income (expense)	(44)	12	(0.10)
Environmental Reserve	Phosphate	Other operating income (expense)	(32)	9	(0.07)
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(7)	2	(0.02)
Total Notable Items			$339	$(90)	$0.78

Q1 2025
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$148	$(43)	$0.33
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	59	(17)	0.13
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(14)	3	(0.03)
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	(117)	34	(0.26)
ARO Adjustment	Phosphate	Other operating income (expense)	(2)	1	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	30	0.09
Total Notable Items			$74	$8	$0.26

Q4 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(390)	$75	$(0.99)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(80)	15	(0.20)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(13)	2	(0.04)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	9	(2)	0.02
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(5)	1	(0.01)
ARO Adjustment	Phosphate	Other operating income (expense)	(23)	4	(0.06)
Hurricane Milton idle costs	Phosphate	Cost of goods sold	(52)	10	(0.13)
Gain on sale of equity investment	Phosphate	Other non-operating income (expense)	522	(43)	1.51
Ma'aden mark-to-market	Corporate and Other	Other non-operating income (expense)	28	(5)	0.07
ARO Adjustment	Potash	Other operating income (expense)	7	(1)	0.02
Arbitration reserve	Phosphate	Other Operating Expense/Non Controlling Interest	(43)	9	(0.11)
Total Notable Items			$(40)	$65	$0.08

Q3 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$111	$(35)	$0.22
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	38	(11)	0.09
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(15)	5	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	6	(2)	0.01
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	5	(2)	0.01
ARO Adjustment	Phosphate	Other operating income (expense)	(102)	31	(0.22)
Environmental reserve	Phosphate	Other operating income (expense)	(20)	6	(0.04)
Total Notable Items			$23	$(8)	$0.04

Q2 2024
Description	Segment	Line Item	Amount (in millions)	Tax Effect(t) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(263)	$76	$(0.58)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(28)	9	(0.07)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(13)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	4	(1)	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(2)	—	—
Land reclamation	Phosphate	Cost of goods sold	(15)	4	(0.03)
Pension plan termination	Corporate and Other	Other non-operating income (expense)	8	(2)	0.02
Franchise tax reversal	Phosphate	Other operating income (expense)	(15)	4	(0.03)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(103)	(0.32)
Total Notable Items			$(324)	$(10)	$(1.04)

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China. Amounts prior to January 1, 2025 have been recast to exclude revenue from other non-finished goods.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Excludes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(q)Includes intersegment sales.
(r)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(s)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.
(t)Tax impact is based on our expected annual effective rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit from) income taxes less equity in net earnings (loss) of nonconsolidated companies, net of dividends. As of January 1, 2025, we are no longer adjusting for equity in net earnings (loss) of nonconsolidated companies, net of dividends as we sold our equity investment in MWSPC in 2024. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Consolidated Net Income (Loss)	$(162)	$122	$169	$238	$411	$411	$(519)	$(258)
Less: Consolidated Interest Expense, Net	(46)	(42)	(47)	(41)	(53)	(46)	(48)	(55)
Plus: Consolidated Depreciation, Depletion & Amortization	264	238	283	243	262	277	268	317
Plus: Accretion Expense	28	26	31	32	33	33	32	35
Plus: Share-Based Compensation Expense (Benefit)	12	5	7	10	8	7	6	10
Plus: Consolidated Provision for (Benefit from) Income Taxes	99	48	34	63	146	175	256	(31)
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	22	5	9	—	—	—	—	—
Plus: Notable Items	319	(28)	32	(83)	(347)	(143)	414	288
Consolidated Adjusted EBITDA	$584	$448	$594	$544	$566	$806	$505	$416

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization, plus asset retirement obligation accretion, plus foreign exchange gain (loss), plus other income (expense) plus dividends from equity investments, less earnings (loss) from noncontrolling interests. As of January 1, 2025, we are no longer adjusting for equity in net earnings (loss) of nonconsolidated companies, net of dividends as we sold our equity investment in MWSPC in 2024 that represented nearly all of these historical earnings. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.